POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, PROFIT FUNDS INVESTMENT TRUST, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

     WHEREAS, the undersigned hereby constitutes and appoints DAVID M. LEAHY, TINA D. HOSKING, JOHN F. SPLAIN, CASSANDRA M. WAMBAUGH and MARCUS L. COLLINS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 8th day of October, 1998. /s/ Deborah Owens

                                                /s/ Deborah Owens
                                                ----------------------------
                                                Deborah Owens
                                                Trustee

STATE OF DISTRICT OF COLUMBIA       )
                                    ) ss:
                                    )

     Before me, a Notary Public, in and for said county and state, personally appeared DEBORAH OWENS, known to me to be the person described in and who executed and foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 8th day of October, 1998


DEANNA L. ADEM
NOTARY PUBLIC DISTRICT OF COLUMBIA              /s/ Deanna L. Adem
MY COMMISSION EXPIRE JANUARY 31, 2000           ----------------------------
                                                Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, PROFIT FUNDS INVESTMENT TRUST, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

     WHEREAS, the undersigned hereby constitutes and appoints DAVID M. LEAHY, TINA D. HOSKING, JOHN F. SPLAIN, CASSANDRA M. WAMBAUGH and MARCUS L. COLLINS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of September, 1998.


                                                /s/ Joseph A. Quash
                                                ----------------------------
                                                Joseph A. Quash, M.D.
                                                Trustee

STATE OF DISTRICT OF COLUMBIA       )
                                    ) ss:
                                    )

     Before me, a Notary Public, in and for said county and state, personally appeared JOSEPH A. QUASH, M.D., known to me to be the person described in and who executed and foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 23rd day of September, 1998


DEANNA L. ADEM
NOTARY PUBLIC DISTRICT OF COLUMBIA              /s/ Deanna L. Adem
MY COMMISSION EXPIRE JANUARY 31, 2000           ----------------------------
Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, PROFIT FUNDS INVESTMENT TRUST, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

     WHEREAS, the undersigned hereby constitutes and appoints DAVID M. LEAHY, TINA D. HOSKING, JOHN F. SPLAIN, CASSANDRA M. WAMBAUGH and MARCUS L. COLLINS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of September, 1998.

                                                /s/ Robert M. Milanciz
                                                ----------------------------
                                                Robert M. Milanciz
                                                Trustee

STATE OF DISTRICT OF COLUMBIA       )
                                    ) ss:
                                    )

     Before me, a Notary Public, in and for said county and state, personally appeared ROBERT M. MILANCIZ, known to me to be the person described in and who executed and foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 23rd day of September, 1998


DEANNA L. ADEM
NOTARY PUBLIC DISTRICT OF COLUMBIA              /s/ Deanna L. Adem
MY COMMISSION EXPIRE JANUARY 31, 2000           ----------------------------
                                                Notary Public

                                POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS:

     WHEREAS, PROFIT FUNDS INVESTMENT TRUST, a business trust organized under the laws of the State of Massachusetts (hereinafter referred to as the "Trust"), has filed with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, a registration statement with respect to the issuance and sale of the shares of the Trust; and

     WHEREAS, the undersigned hereby constitutes and appoints DAVID M. LEAHY, TINA D. HOSKING, JOHN F. SPLAIN, CASSANDRA M. WAMBAUGH and MARCUS L. COLLINS, and each of them, his attorneys for him and in his name, place and stead, to execute and file any amendments to the Trust's registration statement, as required, hereby giving and granting to said statement, as required, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of September, 1998.

                                                /s/ Larry E. Jennings, Jr.
                                                ----------------------------
                                                Larry E. Jennings, Jr.
                                                Trustee

STATE OF DISTRICT OF COLUMBIA       )
                                    ) ss:
                                    )

     Before me, a Notary Public, in and for said county and state, personally appeared LARRY E. JENNINGS, JR., known to me to be the person described in and who executed and foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

     WITNESS my hand and official seal this 23rd day of September, 1998



DEANNA L. ADEM
NOTARY PUBLIC DISTRICT OF COLUMBIA              /s/ Deanna L. Adem
MY COMMISSION EXPIRE JANUARY 31, 2000           ----------------------------
                                                Notary Public